Exhibit 99.1

Deutsche Bank Media and Telecommunications Conference February 27, 2012
Forward-Looking Statements Certain statements made over the course of this presentation may constitute forward-looking statements, including statements regarding the markets in which we operate, the demand for our products and services and the advantages of our services compared to others. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or other achievements. Actual results may differ materially from the results anticipated by these forward-looking statements, which apply only as of the date of this presentation, as a result of various important factors, including those described in Item 1A of our Annual Report filed on Form 10- K for the fiscal year ended December 31, 2010 and other reports filed with the Securities and Exchange Commission. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update any forward-looking statement for subsequently occurring events or circumstances. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

Introduction to RigNet

- Founded in 2001, RigNet is a leading global provider of remote communications and collaborative applications to the oil and gas industry, both offshore and onshore
- Majority of revenues from recurring, multi-tenant revenue model under long-term contracts
- Manage a global IP / MPLS network reaching RigNet's owned, last-mile infrastructure
- Provide managed services to 950+ sites in 30+ countries on six continents[1]
- Strong history of growth with record revenues of $28.9MM in Q3, 2011
- Leader in profitability with 32.7% EBITDA margin[2]



Global, Diversified Presence



U.S.
32%
International
68%
Onshore
18%
Offshore
82%

Note: As of September 30, 2011. Offshore represents Eastern and Western Hemispheres, onshore represents U.S. Land as reported in company filings.

(1) As of September 30, 2011
(2) Adjusted EBITDA, three months ended September 30, 2011

RigNet
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2
Providing Reliable, Remote Communications for the Life of the Well Future Adjacent Verticals General Maritime Mining / Engineering / Construction Government / Military Communications for the Life of the Well

Growth in Sites Served and Revenue

Offshore Sites


501
513
517
529
275
290
298
312
226
223
219
217
Q4'10
Q1'11
Q2'11
Q3'11
Rigs
Other Sites

Offshore Revenue


$ in millions
$20.5
$20.1
$21.5
$23.7
Q4'10
Q1'11
Q2'11
Q3'11

US Land Sites


420
405
437
462
86
82
106
132
334
323
331
330
Q4'10
Q1'11
Q2'11
Q3'11
Rigs
Other Sites

US Land Revenue


$ in millions
$3.9
$4.4
$4.7
$5.3
Q4'10
Q1'11
Q2'11
Q3'11

Note: Offshore represents Eastern and Western Hemispheres, onshore represents U.S. Land as reported in company filings.
Other Sites include offices, vessels, production facilities, frac/completion jobs, shorebases, offices and other remote sites

RigNet
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RigNet's Share of Drilling Rigs
Terrestrial IP Network and Office Presence



U.S. Land Service Centers
RigNet Offices
RigNet Teleport
RigNet CoreHUB
RigNet POP
RigNet Network Connection

Global Offshore

RigNet Rigs	Market Rigs	RigNet Share
217	742	29%

U.S. Land

RigNet Rigs	Market Rigs	RigNet Share
330	1,958	17%

Western Hemisphere (Offshore)

RigNet Rigs	Market Rigs	RigNet Share
79	244	32%

Eastern Hemisphere (Offshore)

RigNet Rigs	Market Rigs	RigNet Share
138	498	28%

RigNet always connected

Note: Primary rigs considered for rig counts include jackups, drillships and semi-submersibles.

Source: ODS-Petrodata RigBase Current Activity Data downloaded September 1, 2011; Baker Hughes North American Rotary Rig Count report dated September 30, 2011, Company filings

5
Growing and Attractive Market Opportunity Source: Frost & Sullivan World Satellite VSAT Markets, December 2009 Broadband VSAT Service Market: Approaching $8.0bn by 2016 Growth CAGR 2010 - 2012: 10.2% 2010 - 2016: 7.8% Upstream energy communications market represents roughly 20% of the broadband VSAT market Source: Upstream energy communications market size based on RigNet management estimates
Summary of Upstream Market and Relative Impact of Oil and Gas Price Movements (CHART) (CHART) Source: ODS-Petrodata, Spears and Associates, FactSet Top graph shows oil and natural gas prices from 2006 through early 2012 Middle graph shows the number of offshore and onshore drilling rigs from 2006 through a projected 2013 Bottom graph shows year-over-year changes in rig count for global offshore, US land and rest of world land drilling rigs The rapid drop in oil and gas prices in 2009 had a direct impact on the level of US land drilling, but a muted effect on international land drilling and essentially no effect on offshore drilling With over 80% of revenues coming from offshore rigs, RigNet is mostly hedged against rapid oil and gas price movement, though with a meaningful exposure to US land drilling In the current period, oil and gas prices have diverged, leading US land drilling to migrate toward oil-directed and liquids- directed wells INSIGHTS (CHART)
Offshore Offshore Offshore Onshore Jackups Semi-submersibles Drillships Rig Description Up to 400 Feet of Water; contracted for 30 days to 5 years Up to 10,000 Feet of Water; contracted for 3 to 5 years Up to 12,000 Feet of Water; contracted for 3 to 5 years Contracted for 30 days to 2 years Rig Day Rate $100,000+ $350,000+ $415,000+ $22,500+ Typical Crew Size 50 100-200 100-200 20-50 # Active Units 410+ 175+ 75+ 1,950+ Overview of Rigs RigNet's communications day rates represent <1% of total rig day rates Source: ODS-Petrodata (February 20, 2012), Spears and Associates (December 2011), Company Estimates

Overview of Current Growth Initiatives







	Production		Energy Maritime	International Land		SOIL
	Fixed	Floating	Vessels	Rigs	OFS	Corporate Networks
Description	Manned and Unmanned installations, MOPU	FPSO/FSO, TLP/Spars, Semis, FLNG	Supply, Seismic, Support and Construction	Land based rigs outside of the United States	Man Camps, Remote Offices, Wireline Trucks, etc.	Collaborative Oil & Gas Extranet
# Active Units	9,000+	330+	3,400+	3,100+	N/A	N/A
Customer Value Proposition	Provide reliable communications to same customers after the drilling campaign		Provide global connectivity for vessels that work specifically in O&G markets	Provide enterprise grade communications anywhere our customers drill		Allow secure, reliable sharing of information, applications
Investor Impact	Long term contracts leveraging same infrastructure and solutions		Leverage economies of scale in highest margin maritime segment	Extend successful US Land model to more stable market segment		Differentiated offering

Source: ODS-Petrodata (September 2011), Baker Hughes (January 2012), Company Estimates

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Drivers of Increased Demand for RigNet Services



RigNet

Oil & Gas Rig Drivers

- ✓ **Growing energy demand, particularly in emerging markets**
- ✓ **Declining production from existing fields**
- ✓ **Development of unconventional reserves, e.g. shale**
- ✓ **Exploration activities in more remote areas**

RigNet Service Demand Drivers

- ✓ Growing reliance on real-time data (integrated operations)
- ✓ Increased use of ERP applications at the edge
- ✓ Improved quality of life for crew recruitment / retention
- ✓ Video at the edge (videoconferencing, handheld video)
- ✓ Heightened safety & regulatory requirements

Global Deepwater Production



Million barrels per day
0
2
4
6
8
10
12
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Wood Mackenzie Macro Oils Service Report, November 2010

2010 Bandwidth Usage (RigNet)

Bandwidth Usage on Floater Rigs



Mbps per rig over VSAT
0.0
0.5
1.0
1.5
2.0
2.5
3.0
96%
1.02
1.99
GoM
North Sea

Bandwidth Usage on Fixed Rigs



Mbps per rig over VSAT
0.0
0.1
0.2
0.3
0.4
0.5
89%
0.20
0.38
GoM
North Sea

Note: Charts based on observed difference in bandwidth usage between RigNet deployments in North Sea and Gulf of Mexico during 1H 2010.

RigNet always connected

10

The RigNet Managed Solution Corporate Data Networks Video Conferencing Corporate Internet Access VoIP RigNet typically owns all the communications infrastructure installed on each rig RigNet's technicians install, deploy and maintain the infrastructure over its life RigNet's architected solution is a sophisticated and managed network service that is designed to optimize bandwidth usage and can support complex IT application needs Existing infrastructure can easily scale to support multiple tenants and services Managed Crew Wi-Fi Bandwidth Acceleration Customer Portals Handheld Remote Video Real-time Monitoring Quick-deploy Comms Core Offerings Value Added Services
Compelling Returns Driven by Multi-Tenancy Model Drillers (Rig Owners) Pay-Per-Use (Off-duty Employees and Visitors) Service Companies Operators (Oil Companies) Incremental CAPEX Return on Capital Invest for robust communications infrastructure to support multiple customers Typically 3-5 year contracts Crew WiFi, Infotainment, Crew Calling Can be pay-per-use or contracted by Driller or Operator Specialized companies with varying length of stay Contracted for duration of stay Potential for several simultaneous customers Have higher data needs Contracts with RigNet vary from 1 month to several years Incremental Operational Effort Note: Illustrative
RigNet Is Best Positioned Among Major Providers to Service Oil & Gas Industry RigNet Harris CapRock Regional Providers Self Providers All IP-based Network Oil & Gas Focus Global Presence Customer Support RigNet is one of two near-global remote communications providers to the oil and gas industry Across key buying factors oil and gas customers have identified, RigNet ranks highest for network reliability and rapid service restoration
Blue Chip Customer Base Drilling Companies Operators Service Companies 8 out of top 10 customers are investment grade companies Top 10 customers accounted for 37% of 2010 revenue BruneiShell No customer accounted for more than 11% of 2010 revenues
Multiple Long Term Growth Initiatives RigNet has multiple runways to grow in the remote communications industry Increase Penetration of Secondary Customers Cumulative Return Drillers Operators Service Companies Pay-Per-Use Expand Penetration of Value Added Services Remote Video TurboNet Wi-Fi Hotspot Increase Horizontal Footprint of Drilling Rigs Number of Rigs Focus on Growing ARPU Extend into Adjacent Verticals Production / Vessels General Maritime Government / Military Mining / Engineering / Construction Mega-trends Driving Remote Communications Integrated operations ERP applications at the edge Crew welfare Remote video Heightened safety regulations Leveraging Organic and Inorganic Opportunities to Grow
Q3, 2011 Results Summary Revenue of $28.9 million grew 19.3% year-over-year and a 10.3% increase over the previous quarter Adjusted EBITDA of $9.4 million grew 22.6% year-over-year and a 14.0% increase from the previous quarter Net income of $5.5 million or $0.32 per diluted share Capital expenditures of $4.5 million grew 83.3% year-over-year Cash balance of $58.5 million Debt of $25.7 million Revenue Adjusted EBITDA UFCF % Y-o-Y growth % margin % margin 21.2% 21.2% 12.1% 31.9% 34.7% 27.0% 32.7% 21.6% 18.1% 9.5% 17.1% 19.3% Note: UFCF defined as adjusted EBITDA - capex. $ in millions 16.2% 31.6% 10.0%
Revenue Growth (Y-o-Y) Strong Organic Revenue Growth ($MM) Note: Segment figures do not reflect intersegment eliminations and therefore do not add up to total revenue figures. '07-'10 CAGR 11.4% Revenue Growth (Y-o-Y) 33.9% (10.0%) 14.8% '09-'10 growth 30.4% 11.5% 14.8% 16.0% 2011 Growth History of Growth ($MM)
Balance Sheet ($MM) 9/30/2011 Cash $58.5 Debt $25.7 Total Debt / Q3'11 Adj. EBITDA(a) 0.8x Net Debt / Q3'11 Adj. EBITDA(a) (1.0x) No significant debt maturities in 2012 Favorable relationships with creditors Ample liquidity YTD 2011 Run Rate
Investment Highlights Strong Organic Growth High Return on Invested Capital Industry Leading Margins High Revenue Visibility Robust Free Cash Flow
Deutsche Bank Media and Telecommunications Conference February 27, 2012